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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 25, 2001


                            PROFESSIONALS GROUP, INC.
             (Exact name of registrant as specified in its charter)


            Michigan                       0-21223                38-3273911
(State or other jurisdiction of     (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)

                2600 Professionals Drive, Okemos, Michigan 48864
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 349-6500


          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER MATTERS.

On May 25, 2001 Professionals Group issued a press release regarding the preliminary calculation of the portfolio adjustment amount to be paid to holders of Professionals Group common stock upon the completion of its proposed consolidation with Medical Assurance, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.



Exhibit Reference Number             Exhibit Description


         99.1                Professionals Group, Inc.'s press release dated
                             May 25, 2001.*



-------------------
* Filed herewith.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PROFESSIONALS GROUP, INC.



Date:    May 25, 2001         By: /s/ John F. Lang
                                  -------------------------------------
                                      John F. Lang
                              Its:    Vice President, Secretary, Treasurer and
                                      Chief Financial Officer (Principal
                                      Financial Officer and Principal Accounting
                                      Officer)




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                                 Exhibit Index



Exhibit No.                     Description
  99.1                          Professionals Group, Inc.'s press release dated
                                May 25, 2001.